                           ACCOUNTS PURCHASE AGREEMENT

            Accounts Purchase Agreement (this "Agreement"), dated as of February 17, 1998, between WestSec, Inc., a Kansas corporation ("WestSec" or "Buyer"), and NYLIFE Structured Asset Management Company Ltd., a limited liability company formed under the laws of the State of Texas ("SAMCO" or "Seller"),

                                    RECITALS

            A. SAMCO and Westinghouse Electric Corporation, a Pennsylvania corporation ("WEC"), entered into that certain Operational Services Agreement dated as of November 15, 1991 (as heretofore amended or modified, the "OSA") pursuant to which WEC agreed, among other things, to perform management and monitoring services, on behalf of SAMCO, for certain security alarm system accounts.

            B. WEC, Westinghouse Security Systems, L.P. ("WSSP") and SAMCO entered into the (i) Accounts Purchase Agreement dated as of July 15, 1992 (as heretofore amended or modified, the "July Accounts Purchase Agreement"), (ii) Accounts Purchase Agreement dated as of September 16, 1992 (as heretofore amended or modified, the "September Accounts Purchase Agreement"), (iii) Accounts Purchase Agreement dated as of November 19, 1992 (as heretofore amended or modified, the "November Purchase Agreement"), and (iv) Accounts Purchase Agreement dated as of December 14, 1992 (as heretofore amended or modified, the "December Purchase Agreement").

            C. WEC and SAMCO entered into the Accounts Purchase Agreement dated as of June 18, 1993 (as heretofore amended or modified, the "1993 Purchase Agreement"; the July Purchase Agreement, September Purchase Agreement, November Purchase Agreement, December Purchase Agreement and 1993 Purchase Agreement are sometimes collectively referred to herein as the "Purchase Agreements").

            D. SAMCO has issued (i) its Series A Notes, due February 15, 1998 (the "Series A Notes"), (ii) its Series B Notes, due August 15, 1998 (the "Series B Notes"), and (iii) its Series C Notes, due August 15, 1999 (the "Series C Notes"), pursuant to an Indenture dated as of July 15, 1992 (as heretofore supplemented and amended the "Indenture") between SAMCO and United States Trust Company of New York, as trustee (the "Trustee").

            E. The Series A Notes, Series B Notes, and Series C Notes are secured by, among other things, the security and alarm monitoring contracts and related assets sold by WSSP and WEC to SAMCO pursuant to the Purchase Agreements.

            F. WEC, WestSec and Western Resources, Inc., a Kansas corporation ("Western") entered into the Asset Purchase Agreement dated as of December 16, 1996, as amended by the Amendment thereto dated as of December 30, 1996 (as so amended, the "Asset Purchase Agreement") pursuant to which WestSec and Western purchased the business of selling and servicing monitoring and response security systems that was operated under the name Westinghouse Security Systems.

            G. In connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, WEC assigned to WestSec all of its rights, title and interest, and WestSec assumed all of WEC's liabilities and obligations, under the OSA and Purchase Agreements.

            H. SAMCO, WEC, WestSec and Westar Capital, Inc., a Kansas corporation ("Westar Capital") entered into that certain Consent, Assignment, Assumption, Amendment and Modification Agreement dated as of December 30, 1996 (the "Consent") pursuant to which SAMCO consented to the assignment to WestSec of the OSA and the Purchase Agreements and the parties modified certain provisions of the Purchase Agreements and the OSA.

            I. Pursuant to Section 9.1 of the OSA, WestSec is obligated to purchase, and SAMCO is obligated to sell, the security alarm monitoring contracts and related assets described herein that are related to or secure the Series A Notes. KPMG Peat Marwick LLP ("KPMG") was engaged by SAMCO with the approval of Buyer as the independent valuation firm contemplated by Section 9.1 of the OSA. KPMG issued a report dated February 13, 1998, pertaining to the fair market value of the assets to be conveyed as described herein pursuant to which the Purchase Price (hereinafter defined) was established.

                                    AGREEMENT

            NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. SALE AND PURCHASE OF ACCOUNTS. At the Closing (as defined in
Section 4), Buyer will acquire from Seller and Seller will transfer to Buyer (each relying upon the other's covenants, agreements, representations, and warranties contained in this Agreement) the security alarm monitoring contracts and related assets described In Section 1.1.

            1.1 ASSETS TRANSFERRED. The assets to be sold and assigned by Seller and purchased and assumed by Buyer hereunder shall consist of all security alarm monitoring contracts between Seller and security alarm system customers (the "Customers") which now secure, or at any time heretofore have secured, the Series A Notes (the "Series A Contracts"), including all rights and obligations thereunder, together with and including without limitation, the Series A Contracts identified on Exhibit A attached hereto, together with and including all "address reassignment" and "person reassignment" (each as defined below) accounts, together with and including the assets described below and more particularly identified on Exhibit A attached hereto (collectively, the "Purchased Accounts"):

                  (a) Revenues received by Seller under the Series A Contracts on or after the date of the Closing, through lockboxes or otherwise;

                  (b) All alarm equipment owned by Seller used in rendering alarm monitoring services under any of the Series A Contracts and located on the premises of any Customer (the "Related Equipment");

                  (c) All rental agreements between Seller and any Customer relating to the Related Equipment (the "Related Agreements");

                  (d) All books and records relating to the Series A Contracts, the Customers and the other assets described above, including related accounts receivable information as requested by Buyer (the "Related Books and Records"), provided that Seller may maintain copies of such books and records to the extent such books and records pertain to other assets of Seller; and

                  (e) All other tangible or intangible property of Seller, including without limitation, all accounts, contract rights (excluding the OSA) and general intangibles of Seller, and all lock box agreements (to the extent assignable), and all revenues received on or after the date of the Closing, associated with or arising from or in connection with the Series A Contracts (the "Other Property").

            1.2 ASSUMPTION OF LIABILITIES. Buyer shall expressly assume, as of the Closing, all of the express obligations of Seller of any nature arising under the Purchased Accounts on or after the date of the Closing (the "Related Obligations"). Buyer does not hereby assume any other obligations of Seller.

            1.3 PURCHASE PRICE.

                  (a) The purchase price (the "Purchase Price") for the Purchased Accounts shall be Fifteen Million One Hundred Seven Thousand One Hundred Forty-five and 00/100 Dollars ($15,107,145.00), which amount has been calculated as set forth on Exhibit B hereto. At the Closing, Buyer shall pay to Seller the full Purchase Price by wire transfer in immediately available funds to the account specified below:

            Account Name:    NYLIFE Structured Asset Management Company Ltd.
            Account Number:  8900167866
            Bank Name:       The Bank of New York
            ABA#:            021-000-018

                  (b) (i) Seller and Buyer acknowledge that ownership of and payment for "address reassignment" and "person reassignment" accounts was in dispute prior to execution of this Agreement. An "address reassignment" account is an account that both (x) covers premises previously monitored by Buyer pursuant to a Series A Contract that was terminated due to relocation of the Customer under such contract from such premises, (y) is with a new Customer in such premises who entered into a contract with Buyer within 120 days after termination of the Series A Contract described in clause (x) and covering such premises. A "person reassignment" account is an account that is (x) with a Customer who had an account owned by Seller, which account was terminated due to relocation of the Customer, and (y) created within 120 days after termination of the account at the Customer's prior location. Upon and following the Closing, the "address reassignment" and "person reassignment" accounts shall be the property of Buyer, and if Seller had any right, title or interest therein, Seller shall no longer have any right, title or interest in and to such accounts.

                        (ii) However, Seller reserves its right to pursue payment for the value as of and through February 17, 1998, of Seller's right, title and interest (if any) in and to up to all "person reassignment" accounts (the "Disputed Accounts"). If Buyer and Seller negotiate a compromise and settlement of the Disputed Account issue satisfactory to each in its sole discretion prior to March 2, 1998, Buyer shall pay Seller, as an upward adjustment to the Purchase Price, the amount negotiated by the parties. Failing such agreement, the parties reserve all of their rights with respect to the value of and payment for the Disputed Accounts.

                  (c) Payments received from Customers shall belong to Seller only if due and received before the Closing Date. All payments by Customers due or received on and after the Closing Date shall belong to Buyer, and Seller shall hold any such payments it receives after the Closing Date in trust for Buyer and shall promptly deliver any such payments to Buyer.

            2. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer that:

                  (a) Seller is a limited liability company duly formed and in good standing under the laws of Texas and has all requisite company power and authority to own, lease and operate its properties and to carry on its present business.

                  (b) Seller has full limited liability company power and authority to execute, deliver, and perform this Agreement and has taken all action necessary to make this Agreement a valid, binding and enforceable obligation of Seller.

                  (c) This Agreement is a valid and binding obligation of Seller, enforceable in accordance with its terms (except to the extent that enforceability may be limited by bankruptcy or insolvency laws or other laws generally relating to creditors' rights, or by general equity principles), and the transfer and sale to Buyer of the Purchased Accounts and the

Related Obligations contemplated herein will not conflict with or violate the terms of any material agreement to which Seller is a party or any court order, judgment, writ, injunction or award applicable to Seller.

                  (d) Seller has (and has not previously conveyed) such title to, and the transfer and sale to Buyer contemplated herein will vest Buyer with such title to, the Series A Contracts, the Related Agreements, the Related Books and Records, the Related Equipment and the Other Property as was conveyed to Seller pursuant to the Purchase Agreements, the Consent or otherwise. Other than the security interests and liens granted by Seller in favor of the Trustee in connection with the transactions contemplated by the Indenture: the Series A Contracts, the Related Agreements, the Related Books and Records, the Related Equipment and the Other Property are free and clear of any mortgages, liens, pledges, charges, judgments, security interests, claims or other encumbrances of any nature arising by reason of any action or inaction by SAMCO; and to Seller's knowledge there are no other mortgages, liens, pledges, charges, judgments, security interests, claims or other encumbrances affecting the Purchased Accounts.

                  (e) The Purchase Price is sufficient to discharge all obligations of Seller that are secured by any interest in the Purchased Accounts held by the Trustee, including without limitation the security interests and liens created under the Security Agreement (as defined in the Indenture). As soon as possible and in any event within five (5) business days after receipt of the Purchase Price, Seller shall use so much thereof as is necessary to discharge such obligations.

            3. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as follows:

                  (a) Buyer is a corporation duly incorporated and in good standing under the laws of Kansas and has all requisite corporate power and authority to own, lease and operate its properties and to carry out its present business.

                  (b) Buyer has full corporate power and authority to execute, deliver, and perform this Agreement and has taken all action necessary to make this Agreement a valid, binding and enforceable obligation of Buyer.

                  (c) This Agreement is a valid and binding obligation of Buyer, enforceable in accordance with its terms (except to the extent that enforceability may be limited by bankruptcy or insolvency laws or other laws generally affecting creditors' rights or by general principles of equity), and the transfer and sale to Buyer of the Purchased Accounts and the Related Obligations contemplated herein will not conflict with or violate the terms of any material agreement to which Buyer is a party or any court order, judgment, writ, injunction or award applicable to Buyer.

                  (d) The number of accounts and recurring monthly revenue indicated in Exhibit B accurately reflect the number of accounts and recurring monthly revenue shown on the books and records of Buyer with respect to all active, revenue-producing accounts securing Seller's Series A Notes; subject, however, to the provisions of Section 1.3(b) regarding "address reassignment" and "person reassignment" accounts, which will be handled as described therein.

            4. CLOSING.

                  (a) The Closing shall take place on the date of full execution hereof, or on such other date as agreed to by the parties (the "Closing"). The Closing shall be effective for all purposes as of February 17, 1998. The Closing may occur by the transmission of signed documents, in counterparts, by fax, to be confirmed by the parties by telephone and to be followed by delivery of original executed counterparts by Federal Express or other comparable nationally recognized overnight courier service, and the simultaneous transfer of the Purchase Price in accordance with Section 1.3(b) hereof.

                  (b) Without limiting the generality of the foregoing, at the Closing each of Seller and Buyer shall deliver to the other the following:

                        (i) A General Bill of Sale and Assignment in the form attached hereto as Exhibit C, as executed by Seller and acknowledged by Buyer, and an Assumption of Liabilities in the form attached hereto as Exhibit D, as executed by Buyer;

                        (ii) a Request for Reduction of The Chase Manhattan Bank Letter of Credit Number P-271117 in the form attached hereto as Exhibit E, as executed by Buyer and Seller;

                        (iii) All third-party consents, if any, required to be obtained by Seller or Buyer, as the case may be, in connection with the sale and assignment by Seller and the purchase and assumption by Buyer of the Purchased Accounts and the Related Obligations hereunder.

                  (c) (i) Within five business days of the Closing, Seller shall deliver to the Trustee (1) a request for the termination of the Trustee's security interest in the Purchased Accounts, (2) an Officers' Certificate and (3) Opinion of Counsel (as such terms are defined in the Indenture) in satisfaction of the requirements set forth in Section 12 of the Security Agreement (as defined in the Indenture) and (ii) as soon as possible, Seller shall deliver, or cause the Trustee to deliver, to Buyer a Confirmation of Release of Security Interest and UCC Releases executed by the Trustee in form reasonably satisfactory to Buyer.

            5. RELEASE OF CERTAIN OBLIGATIONS.

                  (a) Concurrently with the Closing in accordance with Section 4 above, all obligations of WestSec with respect to the performance of Account Management Services (as defined in the OSA) as to the Purchased Accounts shall cease and be satisfied, and the obligations of WestSec to purchase the Series A Contracts pursuant to Section 9.1 of the OSA shall be satisfied, subject to the provisions of Section 1.3(b)(ii) above.

                  (b) Without limiting the generality of the foregoing subsection (a), SAMCO hereby expressly releases WEC from any obligation of WEC under Section 9 of the Consent to pay SAMCO any amount by which the Purchase Price is less than the amount of all principal and accrued and unpaid interest on the Series A Notes.

                  (c) Nothing contained or implied herein is intended to release SAMCO from its obligations under Article IV of the OSA to pay WestSec the "Performance Bonus" (as defined therein), if any, with respect to the Series A Contracts or to pay WestSec any monitoring fees and other revenues of any kind due WestSec for services performed by WestSec with respect to the Series A Contracts prior to the Closing Date.

            6. CERTAIN POST-CLOSING MATTERS.

                  (a) Neither party shall make any announcement of the transactions contemplated herein without the prior written consent of the other party, except as and when required by law.

                  (b) In addition to the actions, documents and instruments specifically required to be taken or delivered hereby, prior to and after the Closing and without further consideration, each of Seller and Buyer shall execute, acknowledge and deliver such other assignments, transfers, consents and other documents and instruments and take such other actions as either party or its counsel may reasonably request in order to complete and perfect the transactions contemplated herein; provided that this section shall not require either party to deliver any such documents or take any such actions which the requesting party is not entitled to receive at the time of such request because of a default then existing hereunder by such requesting party.

            7. SELLER NONSOLICITATION; NONDISCLOSURE.

                  (a) Seller agrees that for such period of time as may be necessary to maximize the value of the Purchased Accounts owned by Buyer and which are sold by Buyer to any third party, Seller shall not, and shall not permit any of its majority-owned subsidiaries or any of its wholly-owned subsidiaries to, directly or indirectly, individually or with others, on its own behalf (individually or collectively), or on behalf of any other person, either as a principal, owner, agent, stockholder, partner, lender, consultant or in any other capacity, intentionally and individually target any Customers under any such Purchased Accounts, based on or through, directly or indirectly, any information concerning any such Customers which was obtained by Seller as a result of its ownership of the Purchased Accounts for the purpose of suggesting to, inducing, soliciting or persuading (or intentionally and individually target any such Customers for the purpose of attempting to suggest to, induce, solicit or persuade) any such Customers to enter into a contract or agreement with Seller or an affiliate of Seller for the provision of security alarm monitoring services to such Customers.

                  (b) Seller further agrees that any information concerning any Customers under any Purchased Accounts which was obtained by Seller as a result of its ownership of the Purchased Accounts is confidential and proprietary information of Buyer ("Confidential Information"). Seller shall not, without the prior written consent of Buyer, disclose any such Confidential Information; unless such information (i) becomes generally available to the public other than by unauthorized disclosure by Seller, (ii) is disclosed to Seller's accountants, attorneys or consultants (provided such persons are obligated to hold such information in confidence on substantially the terms provided in this section) or (iii) is (upon the advise of counsel) required by law to be disclosed, in which event, prior to any disclosure, Seller shall provide Buyer with prompt written notice so that Buyer may seek (with the cooperation of Seller, if so requested by Buyer) a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, Seller may furnish only that portion of the Confidential Information which is legally required and shall exercise reasonable commercial efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information so furnished.

            8. MISCELLANEOUS.

                  (a) Each of the parties hereto represents and warrants to the other that no broker or finder has acted on its behalf in connection with this Agreement or the transactions contemplated hereby. Each such party agrees to indemnify and hold and save the other harmless from any claim or demand for commission or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of such party.

                  (b) All representations, warranties, covenants and agreements of any of the parties hereto made in this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

                  (c) Any notice or communication given pursuant hereto by any party to the other parties hereto shall be in writing and shall be delivered or mailed by registered mail, postage prepaid or sent by Federal Express or other comparable nationally recognized courier service, as follows:

If to the Seller:             NYLIFE Structured Asset Management
                               Company Ltd.
                              51 Madison Avenue, Suite 1700
                              New York, NY 10010
                              Attn: Kevin M. Micucci
                              Telecopier: (212) 447-4127

With a copy to:               Gilbert, Segall and Young, LLP
                              430 Park Avenue
                              New York, NY 10022
                              Attn: Kenneth J. Stuart, Esq.
                              Telecopier: (212) 644-4051

If to the Buyer:              WestSec, Inc.
                              4221 W. John Carpenter Freeway
                              Irving, Texas 75063-2924
                              Attn: John W. Hesse and
                                    Renee T. Kingsley
                              Telecopier: 972/916-6156

With a copy to:               Thompson & Knight, P.C.
                              1700 Pacific Avenue, Suite 3300
                              Dallas, Texas 75201
                              Attn: Gregg C. Davis
                              Telecopier: 214/969-1751

or to such other address as shall hereinafter be furnished in writing by any party hereto to the other parties hereto.

                  (d) Provided the Closing occurs, each of the parties hereto will bear its own expenses incurred in connection with the sale of the Purchased Accounts contemplated herein.

                  (e) This Agreement, the OSA, the Purchase Agreements and the Consent set forth the entire understanding and supersedes all prior agreements or understandings of the parties hereto with respect to the subject matter hereof and may not be changed or terminated except by a writing signed by each of the parties hereto.

                  (f) This Agreement shall be construed in accordance with the laws of Texas.

                  (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (h) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and successors, and may not be assigned at any time by Seller without the prior written consent of Buyer. Buyer may, without the consent of Seller, assign its rights and obligations hereunder to any of its Affiliates (as defined in the OSA).

                  (i) The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                        NYLIFE STRUCTURED ASSET MANAGEMENT
                                        COMPANY, LTD.
                                        (Seller)


                                        By: /s/ Kevin M. Micucci
                                           -------------------------------------
                                            Name: Kevin M. Micucci
                                            Title: President

                                        WESTEC, INC.
                                        (Buyer)


                                        By: /s/ John W. Hesse
                                           -------------------------------------
                                            Name: John W. Hesse
                                            Title: Sec'y & Treas.

                                    EXHIBIT A

                               SERIES A CONTRACTS

All contracts identified in the Exhibit A separately delivered by Buyer to Seller, reflecting contracts (active and inactive) shown on the books and records of Buyer as currently or formerly securing Series A Notes.

                                    EXHIBIT B

SAMCO SERIES A CONTRACTS

SUMMARY OF PURCHASE PRICE PAYABLE TO SAMCO

A.)      Purchase Price
                   Actual MRR at 2-16-98 ($367,962.63) divided by Actual Number of
                    Contracts at 2-16-98 (17,244) = Actual average MMR per contract at 2-16-98         $         21.34
                   Number of contracts to be purchased, giving effect of 9% attrition cap                       17,328
                                                                                                       ---------------
                             Total MRR to be purchased                                                 $    369,779.52
                   Multiplied by fair market value multiple                                             x           41
                                                                                                       ---------------
                             Total for category A                                                      $ 15,160,960.32
                                                                                                       ---------------
                                                                                                       ---------------

B.)      Address Reassignments:
                   Negotiated number of Contracts (292)
                   Average MRR per contract ($367,962.83 divided by 17,244 contracts) is $21.34
                   Total MRR for this category ($21.34 multipled by 292 contracts)                     $      6,231.28
                   Multiply by fair market value multiple less average purchase price of 30 X           x           11
                                                                                                       ---------------
                             Total for Category B                                                      $     68,544.08
                                                                                                       ---------------
                                                                                                       ---------------

C.)      Negotiated Additional Value
                   1. 292 contracts multiplied by average MRR ($21.34) multiplied by 65%
                    multiplied by 8 months                                                             $     32,402.66
                   2. Other negotiated amount - amount not based on data                                     84,146.00
                                                                                                       ---------------
                             Total for Category C                                                      $    116,548.66
                                                                                                       ---------------
                                                                                                       ---------------

D).      Adjustment for Accrual Accounting Adjustment (See Supplemental Schedule)                      $   (238,906.06)
                                                                                                       ---------------
                                                                                                       ---------------

                             Total Payment Due (Sum of A, B, C and D, above)                           $ 15,107,145.00
                                                                                                       ---------------
                                                                                                       ---------------

                                        EXHIBIT B

SAMCO ACCRUAL ADJUSTMENT

Deduction from Purchase Price:
      Unearned Income                              $ (684,279)
      Add: Monitoring Fee @ 35%                       239,498
                                                  -----------
                                                     (444,781)

Addition to Purchase Price
      Gross A/R                        736,154
      Less: 180+ Past Due             (419,425)
                                     ---------
      Estimated Collectible A/R        316,729
      Less: Monitoring Fee @ 35%      (110,855)
                                     ---------
                                                      205,874

Total Adjustment to Purchase Price                   (238,908)
                                                  -----------
                                                  -----------


                                    EXHIBIT C

                       GENERAL BILL OF SALE AND ASSIGNMENT

            NYLIFE Structured Asset Management Company Ltd., a Texas limited liability Company ("SAMCO") for and in consideration of the Purchase Price (as defined in the Accounts Purchase Agreement referred to below) and other good and valuable consideration, the receipt of which is hereby acknowledged, paid to it this day by WestSec, Inc., a Kansas corporation ("WestSec"), pursuant to that certain Accounts Purchase Agreement, dated the date hereof, between SAMCO and WestSec (the "Purchase Agreement), does hereby grant, bargain, sell, convey, transfer, set over, assign and deliver unto WestSec and WestSec does hereby purchase, assume, accept and acquire from SAMCO, all SAMCO's right, title and interest in and to all security alarm monitoring contracts which now secure, or at any time heretofore have secured, the Series A Notes (the "Series A Contracts"), together with and including without limitation the Series A Contracts identified on Exhibit A to the Purchase Agreement, together with and including all "address reassignment" and "person reassignment" accounts (as defined in the Purchase Agreement), together with and including the assets described below and more particularly identified on Exhibit A to the Purchase Agreement (collectively, the "Purchased Accounts"):

            (a) Revenues received by SAMCO under such Series A Contracts on or after the date of the Closing (as defined in the Purchase Agreement), through lockboxes or otherwise; and

            (b) All alarm equipment owned by SAMCO used in rendering alarm monitoring services under any of the Series A Contracts and located on the premises of any Customer (as defined in the Purchase Agreement) (the "Related Equipment"); and

            (c) All rental agreements between SAMCO and any Customer relating to the Related Equipment; and

            (d) All books and records relating to the Series A Contracts, the Customers and the other assets described above, including related accounts receivable information as requested by WestSec; and

            (e) All other tangible and intangible property of SAMCO, including without limitation, all accounts, contract rights (excluding the OSA) and general intangibles of SAMCO associated with or arising from or in connection with the Series A Contracts (the "Other Property").

            TO HAVE AND TO HOLD all of the above-described tangible and intangible property and assets hereby sold, conveyed, transferred, set over, assigned and delivered unto WestSec, its successors and assigns, to its and their own use and behalf forever.

            AND, for the consideration aforesaid, SAMCO hereby constitutes and appoints WestSec, its successors and assigns, the true and lawful attorney or attorneys of SAMCO, with full power of substitution, for WestSec and in its name and stead or otherwise, by and on behalf of and for the benefit of WestSec, its successors and assigns, to demand and receive from time to time any and all of the Purchased Accounts hereby sold, assigned, transferred, conveyed and delivered, and to give receipts and releases for and respect of the same and any part thereof and from time to time to institute and prosecute in the name of SAMCO or otherwise, but at the expense and for the benefit of WestSec, its successors and assigns, any and all proceedings at law, in equity or otherwise which WestSec, its successors and assigns, may deem proper in order to collect, assert, or enforce any claim, right or title of any kind in and to the Purchased Accounts hereby sold, assigned, transferred, conveyed and delivered, and to defend or compromise any and all actions, suits or proceedings in respect of the Purchased Accounts and to do all such acts and things in relation thereto as WestSec, its successors or assigns, shall deem desirable; and SAMCO hereby declaring that the appointment made and the powers hereby granted are coupled with any interest and are and shall be irrevocable by SAMCO in any manner or for any reason.

            AND, for the consideration aforesaid, SAMCO, for itself and its successors and assigns, has covenanted and by this General Bill of Sale and Assignment does covenant with WestSec, its successors and assigns, that it, SAMCO, and its successors and assigns, will do, execute and deliver, or will cause to be done, executed and delivered, at WestSec's expense, all such further acts, transfers, assignments, conveyances, powers of attorney and assurances, for the better assuring, conveying and confirming unto WestSec, its successors and assigns, all and singular entire right, title and interest in and to the Purchased Accounts hereby sold, transferred, assigned and conveyed as WestSec, its successors or assigns, shall reasonably require; provided that this paragraph shall not require SAMCO to deliver any such assurances to which WestSec is not entitled at the time of such request because of a default by WestSec under the then existing Purchase Agreement.

            This General Bill of Sale and Assignment and the covenants and agreements herein contained shall inure to the benefit of WestSec, its successors and assigns, and shall be binding upon SAMCO, its successors and assigns.

            IN WITNESS WHEREOF, SAMCO has caused these presents to be executed as of the 17th day of February, 1998.

                                                NYLIFE STRUCTURED ASSET
                                                MANAGEMENT COMPANY LTD.


                                                By: /s/ Kevin M. Micucci
                                                   ---------------------------
                                                    Name: Kevin M. Micucci
                                                    Title: President

ACKNOWLEDGED:

WESTSEC, INC.

By: /s/ John W. Hesse
   ---------------------------
    Name: John W. Hesse
    Title: Sec'y + Treas.

                           ASSUMPTION OF LIABILITIES

            KNOW ALL MEN BY THESE PRESENTS for good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to and in accordance with the terms and provisions of that certain Accounts Purchase Agreement, dated the date hereof, between NYLIFE Structured Asset Management Company Ltd., a Texas limited liability company ("SAMCO"), and WestSec, Inc., a Kansas corporation ("WestSec") (the "Purchase Agreement"), that WestSec hereby covenants and agrees as follows:

            WestSec hereby assumes and agrees to pay, perform or discharge when due all the obligations and liabilities of SAMCO defined as "Related Obligations" in Section 1.2 of the Purchase Agreement.

            IN WITNESS WHEREOF, WestSec has caused this Assumption of Liabilities to be executed on its behalf by the undersigned this 17th day of February, 1998



                                                WESTSEC, INC.


                                                By: /s/ John W. Hesse
                                                   ---------------------------
                                                    Name: John W. Hesse
                                                    Title: Sec'y + Treas.

                            REQUEST FOR REDUCTION OF
                            THE CHASE MANHATTAN BANK
                       LETTER OF CREDIT NUMBER P-271117

                                February 17, 1998

The Chase Manhattan Bank
55 Water Street, 17th Floor
Room 1708
New York, New York 10041
Attn: Standby Letter of Credit Department

      Pursuant to the terms of that certain Letter of Credit P-271117 between WestSec Inc. ("Applicant"), The Chase Manhattan Bank ("Bank") and NYLife Structured Asset Management Company Ltd. ("SAMCO"), with an effective date of April 1st, 1997 ("Letter of Credit"), Applicant and SAMCO hereby jointly request that the amount of the Letter of Credit be reduced to $54,338,000 (Fifty-four Million Three Hundred Thirty-eight Thousand Dollars), which amount represents an amount equal to $85,000,000 (Eighty-Five Million Dollars) less the sum of (1) an amount equal to all drawings by Beneficiary under the Letter of Credit and (2) an amount equal to the quotient resulting from dividing the aggregate amount of any payments made after December 31, 1996 to SAMCO made pursuant to the Operational Services Agreement between SAMCO and Applicant, as assignee of Westinghouse Electric Corporation, dated as of November 15, 1991 (such agreement the "OSA") which payments are required to be applied to repayment of principal under outstanding public debt obligations of SAMCO pursuant to the terms of the OSA or any debt obligation of SAMCO by 61.133% (Sixty one and one hundred thirty-three one thousandths percent).

      This request is executed and delivered by the undersigned being authorized representatives of Applicant and Beneficiary as of February 17, 1998.





                                                WESTSEC, INC.


                                                By: /s/ John W. Hesse
                                                   ---------------------------
                                                    Name: John W. Hesse
                                                    Title: Sec'y + Treas.


                                                NYLIFE STRUCTURED ASSET
                                                MANAGEMENT COMPANY, LTD.


                                                By: /s/ Kevin M. Micucci
                                                   ---------------------------
                                                    Name: Kevin M. Micucci
                                                    Title: President